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                                                                    23(b)


                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the inclusion in Form 8-K/A of Pinnacle Financial Services, Inc., of our report dated May 23, 1997 on the consolidated financial statements of CB Bancorp, Inc. included in its Annual Report on Form 10-KSB for the year ended March 31, 1997.

                                          /s/ Crowe, Chizek and Company LLP
                                          ---------------------------------
                                          Crowe, Chizek and Company LLP


South Bend, Indiana
January 7, 1998